UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. __)

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Omega Healthcare Investors, Inc.

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. Meeting Information Annual OMEGA HEALTHCARE INVESTORS, INC. Meeting Type:For holders as of: April 13, 2020 Date: June 11, 2020 Time:10:00 AM EDT Location: 303 International Circle Suite 200 Hunt Valley, MD 21030 You are receiving this communication because you hold OMEGA HEALTHCARE INVESTORS, INC. shares in the above named company. 303 INTERNATIONAL CIRCLE, SUITE 200 HUNT VALLEY, MD 21030 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that area vailable to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000460925_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:1. Notice Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000460925_2 R1.0.1.18

Voting items The Board of Directors recommends you vote FOR the following:1. Election of Directors Nominees 01) Kapila K. Anand 02) Craig R. Callen 03) Barbara B. Hill 04) Edward Lowenthal 05) C. Taylor Pickett 06) Stephen D. Plavin 07) Burke W. Whitman The Board of Directors recommends you vote FOR proposals 2 and 3.2. Ratification of Independent Auditors Ernst Young LLP for fiscal year 2020.3. Approval, on an Advisory Basis, of Executive Compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000460925_3 R1.0.1.18

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